UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2018

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas	77084-4947
(Address of principal executive offices)	(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of RigNet, Inc. (the “Company”) approved an amendment to the Company’s equity award agreements for grants of restricted stock units (“RSUs”) and incentive stock options (“ISOs”) awarded in 2016, 2017 and 2018 under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended, (collectively, the “Existing Award Agreements”).

The following description of this amendment is qualified in all respects by the terms of the amendment, which is filed as Exhibit 10.3 to this current report on Form 8-K and incorporated by reference in this Item 5.02.

The amendment provides for accelerated vesting of Existing Award Grants if the recipient’s employment with the Company is terminated without cause within twelve (12) months following a change in control of the Company (“double-trigger acceleration”).

Also on May 1, 2018, the Committee approved a form of Restricted Stock Unit Award Agreement (“RSU Agreement”) and Incentive Stock Option Award Agreement (“ISO Agreement”) for use by the Company in connection with awards of restricted stock units and incentive stock options under the RigNet, Inc. 2010 Omnibus Incentive Plan, as amended (the “Plan”) with standard vesting terms and “double trigger” acceleration. Such forms are attached hereto as Exhibits 10.3 – 10.5 and are incorporated herein by reference in this Item 5.02.

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of RigNet, Inc. (the “Company”), was held on Wednesday, May 2, 2018. The proposals submitted to the stockholders are described in detail in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 2, 2018. At the Annual Meeting, the stockholders of the Company:

Item 1. Elected all nine director nominees to the Company’s Board of Directors to serve until the 2019 Annual Meeting of Stockholders or until their respective successors have been elected:

Nominee	For	Against	Abstain	Broker Non-Vote
James H. Browning	15,863,052	90,439	3,091	1,050,567
Mattia Caprioli	15,810,438	143,053	3,091	1,050,567
Kevin Mulloy	15,880,658	72,833	3,091	1,050,567
Kevin J. O’Hara	15,862,673	90,818	3,091	1,050,567
Keith Olsen	15,863,052	90,439	3,091	1,050,567
Brent K. Whittington	15,880,638	72,853	3,091	1,050,567
Ditlef de Vibe	15,878,066	75,425	3,091	1,050,567
Steven E. Pickett	15,876,258	77,233	3,091	1,050,567
Gail Smith	15,894,845	58,648	3,089	1,050,567

Item 2. Ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Withheld/Abstain
16,958,608	47,080	1,461

Item 3. Approved, as an advisory vote, the compensation of named executive officers:

For	Against	Withheld/Abstain	Broker Non-Votes
15,770,181	184,093	2,308	1,050,567

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.3	Amendment to Existing Award Agreements

10.4	Form of Restricted Stock Unit Award Agreement

10.5	Form of Incentive Stock Option Award agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: May 3, 2018	By:	/s/ Brad Eastman
	Name:	Brad Eastman
	Title:	Senior Vice President & General Counsel